UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 28, 2005

Chicago Rivet & Machine Co.
(Exact name of registrant as specified in its charter)

Illinois	0-1227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(630) 357-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed on March 4, 2005 to update the information provided in such filing to reflect the completion of PricewaterhouseCoopers LLP’s procedures on the financial statements of Chicago Rivet & Machine Co. for the year ended December 31, 2004.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On February 28, 2005, Chicago Rivet & Machine Co. (the “Company”) was notified by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, that PricewaterhouseCoopers LLP declined to stand for re-election as the Company’s independent registered public accounting firm for the year ending December 31, 2005. PricewaterhouseCoopers LLP agreed, however, to continue to serve as the Company’s independent registered public accounting firm until completion of its procedures on the financial statements of the Company for the year ended December 31, 2004. On March 21 2005, PricewaterhouseCoopers LLP competed its procedures on the financial statements of the Company for the year ended December 31, 2004, and PricewaterhouseCoopers LLP ceased serving as the Company’s independent registered public accounting firm.

At the time the Company received the February 28, 2005 notice from PricewaterhouseCoopers LLP, the Audit Committee of the Company’s Board of Directors was in the process of considering engaging another accounting firm to serve as the Company’s independent accountant. The Audit Committee has considered several accounting firms, but has not yet engaged another firm at this time.

The reports of PricewaterhouseCoopers LLP on the Company’s financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through March 21, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company’s financial statements for such years. During the years ended December 31, 2004 and 2003 and through March 21, 2005, there have been no “reportable events” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

The Company has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter dated March 22, 2005 is filed as Exhibit 16 to this report.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

Date:	March 22, 2005	By:	/s/ John C. Osterman

By:	John C. Osterman
Its:	President, Chief Operating Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibits

16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated March 22, 2005.